SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 14, 1996



                            Mid-State Raceway, Inc.
             (Exact name of registrant as specified in its charter)


       NEW YORK STATE                   000-01607              15-0555258
       --------------                   ---------              ----------
(State or other jurisdiction of     (Commission file        (I.R.S. Employer
incorporation or orginization)          Number)          Identification Number)


     P.O. Box 860, Ruth Street
          Vernon, New York                                       13476
          ----------------                                       -----
(Address of Principal executive offices)                       (Zip Code)


                                 (315) 829-2201
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 17, 1996, Coopers & Lybrand, LLP, the firm of accountants previously engaged to audit Registrant's financial statements, resigned. The resignation was unilateral and was first communicated orally without explanation. The resignation was confirmed in a letter of the same date received by facsimile and regular mail. The resignation was not requested or prompted by Registrant.

     The day after the resignation, it was publicly announced that Richard C. Breeden, a partner with the firm of Coopers & Lybrand, LLP, was a candidate for appointment as trustee in a Chapter 11 bankruptcy proceeding involving Bennett Funding Group, Inc. and two related companies, all owned by Patrick Bennett and members of his family. Patrick Bennett was, at the time, owner with his wife of 54 percent of the outstanding common stock of Registrant.

     Coopers & Lybrand, LLP's reports on Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified for any reason.

     During Registrant's two most recent fiscal years there were no disagreements with Coopers & Lybrand of the character described in paragraph
(a)(1)(iv) nor any reportable events of the character described in paragraph
(a)(i)(v) of Regulation (ss)229.304, Item 304, except as follows: Coopers & Lybrand, LLP advised Registrant of the need to expand significantly the scope of its audit for the reason discussed in Item 5 of this Form 8-K, and due to Coopers & Lybrand, LLP's resignation, such expanded work was not completed.

     A successor accounting firm has not yet been designated.

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ITEM 5. OTHER EVENTS

     Registrant was unable to file its Annual Report on Form 10-K within the time prescribed by the regulations under the Securities Exchange Act of 1934 because certain accounts could not be sufficiently reconciled to permit timely completion of certified financial statements by Registrant's regular outside auditors, Coopers & Lybrand, LLP. The unreconciled accounts amount to approximately $41,898.

     Patrick Bennett was charged on March 29, 1996 by the S.E.C., in criminal and civil proceedings in the United States District Court for the Southern District of New York, with securities fraud and perjury. So far as is known by the Registrant, none of the violations charged in such proceedings relate to any activities involving the Registrant.

     On April 18, 1996, Richard F. MacPherson, a member of Registrant's board of directors and of Bennett Funding's board of directors, resigned as a member of Registrant's board of directors.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MID-STATE RACEWAY, INC.
                                       (Registrant)


                                       By: /s/ FRANK O. WHITE, JR.
                                           -------------------------------------
                                           Frank O. White, Jr.
                                           President and Chief Executive Officer


Date: May 10, 1996